Hims & Hers announces strategic shift for US weight loss business

Starting with a new collaboration with Novo Nordisk, the company announced plans to align its US and global strategies with a focus on an increasing variety of FDA-approved GLP-1s

SAN FRANCISCO, March 9, 2026 – Hims & Hers Health, Inc. (NYSE: HIMS) today announced a collaboration with Novo Nordisk as part of a new strategy for weight loss care treatments involving GLP-1s, evolving its US offering to match the company’s approach globally. In the US, the company now plans to provide GLP-1 customers with access to a broad assortment of FDA-approved medications and offer compounded semaglutide through the platform on a limited scale. By aligning its domestic and international models in weight loss, Hims & Hers will become the largest global consumer health platform for access to more affordable, approved medications.

The US weight loss landscape has transformed dramatically since Hims & Hers entered the market in 2023. Progress in the industry has made a broader range of FDA-approved GLP-1 treatments available at more affordable prices, with more flexible dosing options and greater diversity of form factors, accelerating customer demand for branded, FDA-approved medications.

As a part of this shift, the company will no longer advertise compounded GLP-1 offerings on its platform or in its marketing, and existing patients will have the opportunity to transition to FDA-approved medicines when determined clinically appropriate by their providers. For what is anticipated to be a limited set of customers whose clinical needs cannot be met using the increasingly varied set of commercially available FDA-approved GLP-1s, Hims & Hers plans to offer access to compounded GLP-1s if a provider determines that a compounded product is clinically necessary.

Hims & Hers has entered into an agreement with Novo Nordisk that will bring Ozempic® (semaglutide) 0.5 mg, 1 mg, and 2 mg injections and Wegovy® (semaglutide) pills and injections to the platform later this month, including 1.7 mg or 2.4 mg injections and 1.5 mg, 4 mg, 9 mg, and 25 mg tablets. Over the coming months, Hims & Hers will educate US weight loss customers on their options across an expanded assortment of FDA-approved treatments, and when providers determine it to be clinically appropriate, support a seamless transition to these medications. In the future, Hims & Hers and Novo Nordisk hope to collaborate to bring other products to market as they become available, further increasing the range of innovative treatments from which providers can choose on the platform.

“We see tremendous growth opportunities in the US with the expanding assortment of branded GLP-1 medications,” said Andrew Dudum, co-founder and CEO of Hims & Hers. “I’m excited to have a great partner in Novo Nordisk as we work to create a new model that works for everyday people. This collaboration reflects what’s possible globally when drugmakers, biotech companies, and diagnostic leaders partner with consumer platforms to support scaled distribution of their latest medical innovations.”

Hims & Hers will continue to offer access to comprehensive support services alongside treatment, including direct access to providers, personalized nutrition guidance, and ongoing clinical check-ins.

Concurrent with this announcement, Novo Nordisk is dismissing its lawsuit against Hims & Hers without prejudice.

For more information, visit news.hims.com.

About Hims & Hers Health, Inc
Hims & Hers is the leading health and wellness platform on a mission to help the world feel great through the power of better health. We believe how you feel in your body and mind transforms how you show up in life. That’s why we’re building a future where nothing stands in the way of harnessing this power. Hims & Hers normalizes health & wellness challenges—and innovates on their solutions—to make feeling happy and healthy easy to achieve. No two people are the same, so the company provides access to personalized care designed for results. For more information, please visit www.hims.com and www.forhers.com.

Press Contact
Abby Reisinger-Moley
press@forhims.com

Disclaimers
This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “anticipates,” “expects,” “intends,” “plans,” “decides,” “may,” “will,” “likely,” “potential,” “future,” “coming,” “hope,” or “should,” or, in each case, their negative or other variations or comparable terminology. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, the quote from our CEO; statements regarding our new strategy for weight loss care treatments involving GLP-1s and plans to provide GLP-1 customers with access to a broad assortment of FDA-approved medications and offer compounded semaglutide through the platform on a limited scale; statements regarding anticipated access to branded Novo Nordisk products on our platform, including the expected products accessible and/or the expected pricing of such products; statements regarding our advertising of compounded GLP-1 offerings; statements regarding our plans to offer access to compounded GLP-1s if a provider determines that a compounded product is clinically necessary; statements regarding the expected size and global scale of our platform; statements regarding future collaborations or expanded access to treatment options; statements regarding the education and transition of our customers to FDA-approved treatments; statements regarding growth opportunities with respect to an expanding assortment of treatment options; statements regarding expectations around the creation of a new model in healthcare; statements regarding our continued offering of support services; and statements regarding the status of filed litigation. These statements are based on management’s current expectations, but actual results may differ materially due to various factors.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, the forward-looking statements contained in this communication are based on our current expectations, assumptions and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the timing and logistical considerations related to updating access to the semaglutide offerings available on our platform (branded and compounded), and the related customer response; the timing or feasibility of potential future partnerships or collaborations or expanded access to treatment options available on our platform; risks related to our international expansion efforts, including any pending or completed acquisitions, and the timing, integration and performance thereof; changes in the application, interpretation, and enforcement of healthcare, consumer protection or privacy laws or regulations applicable to our business; the timing, outcome or impact of this announcement on ongoing litigation, governmental actions or regulatory statements; and other factors described in the Risk Factors and other sections of our most recently filed Quarterly Report on Form 10-Q, our most recently filed Annual Report on Form 10-K, and other current and periodic reports we file from time to time with the Securities and Exchange Commission. In addition, at this time we cannot predict or estimate the impact any partnership with Novo Nordisk and / or the impact any shift in our GLP-1 business may have on our future results, including revenue or EBITDA.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The forward-looking statements contained in this communication are made only as of March 9, 2026. We undertake no obligation (and expressly disclaim any obligation) to update or revise any forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results may differ materially from those made in or suggested by the forward-looking statements contained in this communication.